UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

CLEAN ENERGY FUELS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33480	33-0968580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4675 MacArthur Court, Suite 800, Newport Beach, California	92660
(Address of Principal Executive Offices)	Zip Code

(949) 437-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Clean Energy Fuels Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 24, 2017 in Newport Beach, California. Of the 150,492,443 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting, 126,940,757 shares were present at the Annual Meeting either in person or by proxy, constituting a quorum of 84.35%. The Company’s stockholders considered and voted on four proposals at the Annual Meeting and cast their votes on each proposal as set forth below.

Proposal 1: The holders of the Company’s common stock elected nine nominees to serve as directors for a one-year term until the Company’s next annual meeting of stockholders or until a successor is duly elected and qualified. The results of the voting on Proposal 1 were as follows:

Name of Director	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Andrew J. Littlefair	60,109,853	2,024,144	64,806,760

Warren I. Mitchell	59,790,880	2,343,117	64,806,760

John S. Herrington	58,290,808	3,843,189	64,806,760

James C. Miller III	60,090,525	2,043,472	64,806,760

James E. O’Connor	59,749,541	2,384,456	64,806,760

Boone Pickens	60,216,655	1,917,342	64,806,760

Stephen A. Scully	59,949,574	2,184,423	64,806,760

Kenneth M. Socha	59,771,342	2,362,655	64,806,760

Vincent C. Taormina	60,118,380	2,015,617	64,806,760

Proposal 2: The holders of the Company’s common stock ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the voting on Proposal 2 were as follows:

VOTES FOR:	121,290,556
VOTES AGAINST:	4,818,812
VOTES ABSTAINED:	831,389
BROKER NON-VOTES:	—

Proposal 3: The holders of the Company’s common stock approved, on an advisory, non-binding basis, the Company’s executive compensation. The results of the voting on Proposal 3 were as follows:

VOTES FOR:	50,871,347
VOTES AGAINST:	10,616,350
VOTES ABSTAINED:	646,300
BROKER NON-VOTES:	64,806,760

Proposal 4: The holders of the Company’s common stock determined, on an advisory, non-binding basis, that such holders’ preferred frequency of an advisory vote on the Company’s executive compensation is every year. The results of the voting on Proposal 4 were as follows:

ONE YEAR:	53,271,595
TWO YEARS:	643,272
THREE YEARS:	7,658,625
VOTES ABSTAINED:	560,505
BROKER NON-VOTES:	64,806,760

Consistent with the preference of the Company’s stockholders, the board of directors of the Company has determined that the Company will conduct an advisory vote on its executive compensation on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2017		CLEAN ENERGY FUELS CORP.

	By:	/s/ Andrew J. Littlefair
		Name:	Andrew J. Littlefair
		Title:	President and Chief Executive Officer